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                                                                   Exhibit 10(i)

                                 SIXTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

               SIXTH AMENDMENT, dated as of July 31, 1997 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the "Borrower"), The Chase Manhattan Bank, a New York banking corporation, formerly known as Chemical Bank ("Chase"), The Bank of New York, a New York banking corporation ("BNY"), and each of the other financial institutions which from time to time becomes party thereto (together with Chase and BNY, the "Banks"), BNY, as administrative agent (in such capacity, the "Administrative Agent"), and Chase, as collateral agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995, (as amended by certain amendments, dated as of August 14, 1995, October 13, 1995, November 6, 1995, January 5, 1996, and February 13, 1996, and as hereafter amended, modified and supplemented from time to time, the "Credit Agreement");

               WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

               WHEREAS, the Borrower has requested and the Banks have agreed to enter into this Amendment to provide for, among other things, amendments to the interest rate payable with respect to the Loans.

               Accordingly, the parties hereto hereby agree as follows:

               Section 1. Certain Terminology. All references in the Credit Agreement to "Chemical Bank" and "Chemical" shall be amended to read "The Chase Manhattan Bank" and "Chase", respectively.

               Section 2. Amendment to Article I. Article I of the Credit Agreement is hereby amended by amending and restating the definitions of "Guarantors, "Security Agreements" and "Termination Date" in their entirety as follows:


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               "Guarantors" shall mean NAI-SDC, Wilcom, Codar and, from and after the execution and delivery of the Guarantees required pursuant to Section 5.09 hereof, any new Subsidiaries of the Borrower.

               "Security Agreements" shall mean those certain Amended and Restated Security Agreements, dated the date hereof, executed by NAI and each of the Guarantors in favor of the Collateral Agent for the benefit of the Banks in substantially the form of Exhibits B-1 and B2, respectively, as the same may be amended, modified or supplemented from time to time.

               "Termination Date" shall mean the earliest to occur of (i) the Maturity Date and (ii) the acceleration of the Loans and the termination of the Total Commitment in accordance with the terms hereof.

               Section 3. Amendment to Article II. Section 2.5 of the Credit Agreement is hereby amended by replacing the language
"1-3/4%." at the end of subsection (a) with "1%."

               Section 4. Amendment to Article IV. Article IV of the Credit Agreement is hereby amended by amending Section 4.01(d) by replacing the language "B-1, B-2 and B-3." At the end of subsection (d) with "B-1 and B-2." and amending and restating Section 4.03 in its entirety to read as follows:

                      Section 4.03.         [RESERVED]

               Section 5. Amendment to Article V. Article V of the Credit Agreement is hereby amended by (a) amending and restating Sections 5.01(d) and
(e) in their entirety to read as follows:

                      (d) [RESERVED]

                      (e) [RESERVED]

and (b) amending and restating Section 5.16 in its entirety to read as follows:

                      Section 5.16  [RESERVED]

               Section 6. Waiver. The Banks hereby waive any Default or Event of Default arising from the failure of the Borrower to comply with the requirements of: (i) any of Sections 5.01(d), 5.01(e) or 5.16 of the Credit Agreement and
(ii) Section 6.02, with respect to the dissolution of Arathon by Borrower, effective September 23, 1996.

               Section 7. Termination. The Banks hereby agree to terminate each of the (i) Security Agreement, dated as of April
12, 1995, between Arathon and the Collateral Agent for the

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benefit of the Banks and (ii) Amended and Restated Guaranty of Performance and
Payment, dated as of April 12, 1995 made by Arathon in favor of the Collateral Agent for the benefit of the Banks, and all the covenants and obligations existing thereunder.

               Section 8. Confirmation of Liens. The Borrower hereby confirms that, pursuant to the terms of the Credit Agreement and the Security Documents, the Borrower and the Guarantors have granted Liens on all of their assets to the Collateral Agent for the benefit of the Banks. The Borrower hereby further confirms that it will not and will not permit its Subsidiaries to incur, create, assume or suffer to exist any Lien on any property or Subsidiaries other than those permitted by Section 6.01 of the Credit Agreement, and any such granting of any such Lien in favor of any third person, including the holders of the Subordinated Indebtedness shall constitute an Event of Default under the Credit Agreement. Nothing contained herein shall constitute a release or modification of any Lien in favor of the Collateral Agent and the Banks in any Collateral which constitutes security for any of the Obligations.

               Section 9.  Counterparts.  This Amendment may be
executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

               Section 10. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when all of the following shall have occurred:

               (a) The Banks shall have each received counterparts of this Amendment, duly executed by the Borrower and consented to by each of the Guarantors;

               (b) The Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed; and

               (c) The Banks shall have received a certificate of the Secretary or Executive Vice President of the Borrower dated the Effective Date and certifying that (i) after giving effect to this Amendment, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in Section 3 of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

               Section 11. Ratification. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan

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Documents to the Credit Agreement shall mean such document as amended by this
Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.

               Section 12. Costs and Expenses. All out-of-pocket expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, special counsel for the Agents and the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

               Section 13. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent, the Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

               Section 14. Applicable Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO
BE PERFORMED WHOLLY WITHIN SUCH STATE.

               Section 15.  Headings.  Section headings in this
Amendment are included herein for convenience or reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

               Section 16. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                             NAI TECHNOLOGIES, INC.

                                             By  Richard A. Schneider
                                               _________________________________
                                                 Title: Executive Vice President

                                             THE BANK OF NEW YORK
                                             as Administrative Agent and as
                                             a Bank

                                             By Brenda M. Sorg
                                               _________________________________
                                                 Vice President

                                             THE CHASE MANHATTAN BANK as
                                             Collateral Agent and as a Bank

                                             By Diane E. Vaccarelli
                                               _________________________________
                                                 Vice President

Consented to as of this
31st day of July, 1997

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By: Richard A. Schneider
   _____________________________
        Title: Treasurer

WILCOM, INC.

By: Richard A. Schneider
   _____________________________
        Title: Treasurer

CODAR TECHNOLOGY, INC.

By: Richard A. Schneider
   _____________________________
        Title: Treasurer

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